Baird 2018 Industrial Conference Exhibit 99

Safe Harbor Statement & Disclosure This presentation includes forward-looking comments subject to important risks and uncertainties. It may also contain financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP). Refer to Hyster-Yale’s reports filed on Forms 8-K (current), 10-Q (quarterly), and 10-K (annual) for information on factors that could cause actual results to differ materially from information in this presentation and for information reconciling financial measures to GAAP. Past performance may not be representative of future results. Guidance noted in the following slides was effective as of the Company’s most recent earnings release and conference call (October 31, 2018). Nothing in this presentation should be construed as reaffirming or disaffirming such guidance. This presentation is not an offer to sell or a solicitation of offers to buy any of Hyster-Yale’s securities.

Key Perspectives Global markets expected to be strong for next several years Investments to expand HY’s product and solutions portfolio and geographic breadth and depth Core lift truck programs aim to trigger organic growth through intensified industry and product focus Nuvera remains a venture business with developed technology; breakeven plan in place Lift Truck business objective of 7% operating profit margin in the medium term, with an added focus on progressive revenue growth and achieving ROTCE above 20% Pricing raised to offset tariffs but cost/price differential lag through 2018 Stable Market Foundation with Strong Growth Drivers: Automation, Alternative Energy & the Rise of E-commerce

Hyster-Yale at a Glance Hyster-Yale Materials Handling, Inc. (NYSE:HY) is a leading globally integrated, full-line lift truck manufacturer offering a broad array of solutions aimed at meeting the specific materials handling needs of its customers. _____________________  EBITDA and ROTCE are non-GAAP measures and should not be considered in isolation or as a substitute for GAAP measures. See non-GAAP explanations and the related reconciliations to GAAP measures in the Financial Appendix starting on page 30. Includes 600 employees from HY Maximal, acquired by the Company on June 1, 2018. Key Metrics In millions (except employee data) LTM 9/30/18 Lift Truck Bolzoni Nuvera Revenue $2,955.8 $199.7 $2.1 Operating Profit (loss) $91.5 $9.1 ($42.4) Net Income (loss) $56.4 $6.0 ($30.4) EBITDA(1) $153.1 $19.3 ($36.3) ROTCE(1) (Net debt basis) 15.9% 4.0% n/m Net Debt at end of period $145.0 $29.7 n/m Approximate # of Employees (globally) 6,600(2) 900 200 LTM 9/30/18 Sales by Segment Separate lift truck, attachment and fuel cell segments

Products for All Needs…

CLASS 1	CLASS 2	CLASS 3	CLASS 4	CLASS 5
Electric Counterbalanced Rider Trucks	**Electric Narrow Aisle Trucks**	**Electric Hand Trucks**	**Internal Combustion Engine (cushion tire)**	**Internal Combustion Engine (pneumatic tire)**
1.0T to 5.5T	**1.5T to 6.0T**	**1.5T to 8.0T**	**1.0T to 7.0T**	**1.0T to 52.0T**


Electric CB
3-wheel Electric
4-wheel Electric
Lithium-Ion


Warehouse Equipment
Reach Trucks
Order Pickers
Pallet Trucks
Very Narrow Aisle Trucks
Stackers


Counterbalance
Internal Combustion Engine
Internal Combustion Engine


Big Trucks
Reach Stackers
Empty / Laden Container Handlers
Forklifts

Over 290 different truck models available

Solutions that DRIVE Productivity
5
HYSTER-YALE MATERIALS HANDLING

…with a Broad Range of Power Options, Attachments and Solutions

Power Options

CLASS 1, 2 & 3	CLASS 4 & 5
Electric Counterbalanced Rider Trucks Electric Narrow Aisle Trucks Electric Hand Trucks	Internal Combustion Engine (cushion tire) Internal Combustion Engine (pneumatic tire)



Lead-Acid Battery
Lithium-ion Battery
Fuel Cell Engine
LPG & Bi-fuel
LPG & CNG
Diesel Tier 3 / Stage III
Diesel Tier 4 / Stage IV

Solutions



Attachments



Clamps
Multipallets
Rotators
Forks
Push Pulls
Fork Positioners
Sideshifters
Lifting Tables

Development of a Smart, Connected Ecosystem

Customer Portal View
- Dashboards
- Telematics driven
- Actionable insights
- Fleet management
- Parts order fulfillment



Smart Connected Equipment
Lifecycle Analytics and Insights
Integrated Service and Automation
Clean, consolidated customer interfaces



Integrated Solutions
- Hydrogen fuel cells
- Telematics solution
- Attachments
- Automation

45,000+ assets under management

Service Integration & Automation
- Service event management
- Fleet management
- Mobile diagnostics

Lifecycle Analytics and Insights
- Data analytics
- Product development
- Predictive maintenance (PdM)

Solutions that DRIVE Productivity

6

HYSTER-YALE MATERIALS HANDLING

Long-term CAGR (2004 – 2017) = 5.4% _____________________ Source: ITA. Represents quarterly order intake. Global Industry Remains Strong (units in thousands) Global Lift Truck Industry Size _____________________ Trend line represents 5.4% long-term CAGR Average Industry Size. Source: WITS. Represents annual order intake. North America Retail Lift Truck at Peak Trend _____________________ Source: WITS. LTM 12/31/15 Orders Reports. Lift Truck Industry – Unit Distribution by Class _____________________ Source: WITS. LTM 9/30/18 Orders Reports. ICE = Internal Combustion Engine Total Industry = 1,534k Units Class 4 ICE 4% Market Size - $ _____________________ Source: Internal Company estimates Market Size - Units Class 5 ICE 56% Class 1 Electric 19% Class 2 Electric 11% Class 3 Electric 10% Estimated Industry Revenue Mix _____________________ Source: WITS. LTM 9/30/18 Orders Reports. Global Lift Truck Industry Breakdown (Units) Trend Upper Limit Lower Limit NA

A Positive Profitability Trend Despite Strengthening Headwinds Key Variables Impacting Performance Impact on HY 2017 2018 Market Cycle by Country + = Market Size by Industry + + Market Size by Product = / + = Commodity Prices/Tariffs _ _ Pricing + = / - Strength of Dollar = _ Operational Effectiveness + = Core SG&A Expenses _ _ ($ in millions) 7% LIFT TRUCK OPERATING PROFIT MARGIN TARGET 4.1% Gap 3.9% Gap

Lift Truck Business Target Economics Goal and Gap to Target Achieve 7% operating profit margin target over the medium term Achieve ROTCE > 20% Target Economics gap closure can be achieved with unit volume… Stronger Industry + Share Growth = Volume Leverage LTM 9/30/18 Gap to Target Economics Actual Lift Truck Operating Profit Margin % 3.1% Margin Variances 2.3% Volume Variances* Manufacturing variances/other 0.3% Operating Expenses 1.3% Total Volume Variances* 1.6% Lift Truck Operating Profit Margin % Gap 3.9% Lift Truck Operating Profit Margin % Target 7.0% *Expected to achieve with annual sales of 115,000 HY-produced lift truck units, excluding trucks manufactured by Hyster-Yale Maximal

Trends – Product & Solutions Workforce availability Faster response Lower costs Environment Automation robotics Electrification Alternative energy Wireless communications Modular platforms Big Data analytics TREND DRIVERS

Our Strategies address Changing Landscape and will Drive Our Economic Engine Basic Business Areas Geographic and Product Balance Worldwide Distribution Strength to Drive Market Share Parts and Service Volume Large Lift Truck Population in Service Volume Economies of Scale Design Component commonality Supply Chain Manufacturing Quality Marketing Parts Infrastructure Capital requirements Leader in Independent Distribution Grow in Emerging Markets Leadership in Delivering Industry- & Customer-Focused Solutions Leader in Fuel Cells & their Applications Delivering Low Cost of Ownership & Enhanced Productivity for Customers Hyster-Yale’s economic engine is driven by increasing unit volume and economies of scale. Core strategic initiatives are designed to drive the economic engine by increasing market share... Leader in the Attachments Business A large lift truck population base drives parts and service volume resulting in enhanced profitability for Hyster-Yale and dealers

#1: Leadership in Delivering Industry- & Customer-Focused Solutions LOGISTICS FOOD & BEVERAGE MANUFACTURING NATURAL RESOURCES & MATERIALS DURABLE GOODS SHORT-TERM RENTALS CONSUMER & BUSINESS TRADES Government Warehouse Counterbalanced Source: 2017 ITA Market Size and Mix by Vertical and Segment

Sales Deployment

25%

Top Buyers

~200 accounts

NATIONAL ACCOUNTS | CURRENTLY IN PLACE

- Committed to customer-obsessed, industry-specific, strategic partnerships
- **~200** designated accounts with annual purchases of ~60,000 units and high market share
- Over **2,400** Customer and Dealer Visits per year

40%

Industry Leaders

~1600 Accounts

INDUSTRY SALES | NEW TEAM

- Committed to working with dealers to identify and **serve the needs of large "Industry Leader"** accounts
- Develop and execute "Account Development Plans" and enhance the knowledge /skills of dealer sales personnel
- Create "why change, why now, why us" messaging

35%

Rest of the Market

High Value

DEALER SALES | CURRENTLY IN PLACE

- Area Business Managers
- Field-Based Specialized Sales Support
- Inside Sales Support
- Field Parts Sales Support
- Financial Services Managers
- Regional Aftermarket Managers
- Field Service Engineers

Percentage of Lift Truck Market and Market Share Performance

Solutions that DRIVE Productivity

13

HYSTER-YALE MATERIALS HANDLING

#2: Delivering Low Cost of Ownership & Enhanced Productivity for Customers New RS45 Reachstacker Segmentation – Right Product at Right Price Leads to Lower Cost of Ownership Constant power and refuel as quick as 3 minutes No batteries or battery charging rooms Environmentally clean Fuel Cell-Powered Battery Box Replacements Balyo Collaboration Automated Reach Truck Internally Developed Automation (IDA) HY Automation with Dual-Mode Operation Lithium-Ion Solutions Next Generation Products Under Development Modular designs Increased component commonality Expected significant supply chain and manufacturing cost savings and efficiencies Ability to tailor to meet specific customer needs at lowest cost

#3: Leader in Attachments Business A complete range of attachments to serve material handling industries in the area of forest products, food and beverage, white goods, logistics, chemistry, automotive and many others… Synergy Opportunities Growth of Attachment business in Americas Growth of Lift Truck business in Europe Utilize Bolzoni’s excess capacity Stand-Alone Supplier Preferred supplier to HY Arms-length sales Commercial confidentiality Key supplier partner Purchasing leverage Broader market access Part of Hyster-Yale One of the worldwide leading manufacturers of lift truck attachments, forks and lift tables

1. Expand in US market Bolzoni Strategy: Expand sales volumes Enhance people capabilities Produce a complete range of attachments Enhance local design capability Expand production capacity Increase spare parts management Grow the customer base Create specific marketing plans by customer segment Clear path identified for enhancing the strategy to grow in the United States 2. Increase global volumes with new standard duty products & an industry focus

#4: Leader in fuel cells and their applications Design of Fuel Cell Stacks and Engines Reliability Growth Engineering Manufacture of Fuel Cell Stacks and Engines Sales & Marketing to OEM’s and Partners Development of Hydrogen Compression Technology & Products Design of BBR and Integrated Solutions Reliability Growth Engineering Manufacture of BBR and Integrated Solutions Sales & Marketing Product Support in Field High technology fuel cell company Integrator of fuel cell engines into lift trucks

Lift Truck Power System Optimization: Cost and Robustness Target Product Cost and Robustness Approximately 40% reduction in costs by 2019 Double MTBF (mean time between failure) Driven by Strengthening supply chain Internal process improvements Product design and architecture

Non-Lift Truck Growth Opportunities Heavy duty applications Port equipment n Delivery vehicles n Buses China market entry Market research n Two agreements signed n Other opportunities in evaluation n Low cost sourcing

#5: Grow in Emerging Markets

Emerging versus **Mature** Lift Truck Market Size (Last 12 months)



EASTERN EUROPE
90,590
WESTERN EUROPE
413,270
NORTH AMERICA
284,530
MEXICO
12,250
LATIN AMERICA
23,130
BRAZIL
16,860
MIDDLE EAST
& AFRICA
43,550
SOUTH
AFRICA
8,990
INDIAN
SUBCONTINENT
16,550
JAPAN
89,480
CHINA
440,005
ASIA
67,935
PACIFIC
26,530

MARKET SIZE SUB–TOTALS

MATURE MARKETS 835,050 | EMERGING MARKETS 698,620

Indicative Map Only: Company's estimate of market type

Lift Truck **Competition** is **Repositioning**

Top Global Manufacturers are increasing product depth into utility and standard product line-up



Top GLOBAL Manufacturers
Premium
Standard
Utility
Sub-Utility
Top CHINESE Manufacturers



Top Chinese Manufacturers are increasing quality and specification of Utility & Standard product line-up

Solutions that DRIVE Productivity

20

HYSTER-YALE MATERIALS HANDLING

Best Value n Best Fit n Best Potential Management Culture Local market experience Production and design capability Facilities and location Brand and distribution network Utility Counterbalance forklifts Big Trucks Rough Terrain forklifts Side Loader forklift Organization Product People Acquired a 75% Interest in Hyster-Yale Maximal Forklift [Zhejiang] Co., Ltd. Near Term Synergy Plan Rationalize Operations Improve Operations Enhance Development Optimize Distribution Leverage Cost Advantage Expand Products

#6: Leader in Independent Distribution Enhancing performance Dealer Excellence programs Dealer incentives Term-based contracts 1,000+ global dealer locations 2,000+ application consultants 11,000+ service technicians Independent n Exclusive n Entrepreneurial n Profitable n Committed partner n Dual-line or single Strengthening the distribution footprint Sales and Service territories (SSTs) Competitor conversions In-territory acquisitions

Results for Q3 2018 Consolidated vs. Q3 2017 Hyster-Yale’s business units are at different stages, which makes the variance best understood by individual business unit ($ in millions) _____________________  These entities are presented on a stand-alone basis, and as such, do not sum to the Consolidated financial information. EBITDA is a non-GAAP measure and should not be considered in isolation or as a substitute for GAAP measures. See non-GAAP explanations and the related reconciliations to GAAP measures in the Financial Appendix starting on page 30. Q3 2018 Trends Revenue improvement on increased unit and parts volumes, pricing in Lift Truck and Maximal acquisition Gross profit declined due to higher material costs, net of price increases, manufacturing inefficiencies and $4.0M of unfavorable Maximal purchase price adjustments Operating expenses continue to grow consistent with strategic programs and included $2.0M of post-acquisition expenses related to Maximal Q4 2018 Outlook Lift Truck: Expected Q4 2018 increase in units and parts revenues, but decreased operating profit. Benefits from pricing and volumes to be fully offset by material cost inflation, sales mix, impact of supplier constraints and higher SG&A. Absence of 2017 unfavorable tax adjustments expected to lead to higher net income in Q4 2018. Bolzoni: Q4 2018 Revenues, operating profit and net income expected to increase Nuvera: Expected lower operating and net losses in Q4 2018 HY HY HY Lift Truck(1) Bolzoni(1) Nuvera(1) Q3 2018 Q3 2017 Variance LTM 9/30/18 Revenues $740.8 $46.6 $1 $782.9 $691.1 $91.799999999999955 $3,132.2 Gross Profit $103.7 $14.4 $-0.3 $117.9 $121.4 $-3.5 $509.6 Operating Expenses $-84.300000000000011 $-12.700000000000001 $-8.6999999999999993 $-,105.7 $-,103.3 $-2.4000000000000057 $-,451.70000000000005 Operating Profit (Loss) $19.399999999999999 $1.7 $-9 $12.2 $18.100000000000001 $-5.9000000000000021 $57.9 Net Income (Loss) $18.7 $1.4 $-6.4 $15.4 $16.5 $-1.0999999999999996 $33.5 EBITDA(2) $29.7 $4 $-8.8000000000000007 $25 $30.5 $-5.5 $135.80000000000001

Hyster-Yale Use of Cash Priorities Strategic initiatives to accelerate growth or enhance margins Acquisitions of technologies and other forklift-related businesses Investments to commercialize Nuvera’s fuel cell technology 2016 2017 YTD 2018 Annual Dividends (1) $19.2m $1.18/share $19.8m $1.21/share $15.3m $1.24/share 2012 to 2014 Share Buyback $49.8m / 694,653 shares of Class A common stock Investments in Lift Truck & Attachments Businesses Investments in Fuel Cell Business Return Cash to Stockholders Investments in Adjacent or Complementary Businesses Investments in Share Gain Programs

Valuation Approach Needs to Vary By Business Lift Truck and Attachment Businesses Fuel Cell Business Board Oversight as Separate Businesses Incentives Tied to Individual Businesses Strong Operating Cash Generation Market Leading Products and Position Mature Cyclical Industry Value using Traditional Valuation Model of EBITDA Multiple on a Net Debt Basis Multiple should reflect ROIC levels and growth prospects Developing / Technology Industry Distinct Technology / Patents in Fuel Cell and Hydrogen Generation Operating Cash Invested in New Product Commercialization / Ramp Up Value as Venture Business with Developed Technology

One Set of Strategies, Different Priorities for Execution Americas HYG Position: Strong Full execution of strategies Significant investment to enhance share Increased dual-brand coverage Europe, Middle East, Africa HYG Position: Moderate Industry and customer solutions Low cost of ownership Distribution enhancements JAPIC HYG Position: Varies Acquisition and partnership Emerging Market Development Center Distribution strengthening

Key Developments Over Past 18 Months Nuvera strategy implementation – clear focus Bolzoni fully integrated and performing well Developments in automation and key product platforms Industry focus with new sales and marketing organizations Solid base for expansion in developing markets being established by selling and producing 115,000 HY-factory trucks (excluding HY Maximal) In Summary, a compelling investment scenario over the next few years 28 Get to approximately $4 billion HY Lift Truck segment revenue irrespective of industry size and maintain ROTCE >20% to Fill existing assembly line capacity through Significant share growth Which leverages Technology accelerators and business acquisitions Get Bolzoni operating profit margin to 7% Move Nuvera to breakeven then on toward profitability Core lift truck business poised for strong revenue and income growth Aggressive investments in share gain New modular product platforms under development Bolzoni business has significant upside Additional products under review Americas growth potential Nuvera business currently having a significant negative impact on HY earnings, but: Solid path for profitability established Partners established in China, others in process

29 Financial Appendix

Non-GAAP Disclosure 30 EBITDA and return on total capital employed are not measurements under U.S. GAAP, should not be considered in isolation or as a substitute for GAAP measures, and are not necessarily comparable with similarly titled measures of other companies. Hyster-Yale defines each as the following: EBITDA is defined as income (loss) before asset impairment charges, income taxes and noncontrolling interest income (loss) plus net interest expense and depreciation and amortization expense; Return on Total Capital Employed (“ROTCE”) is defined as net income (loss), as reported, before interest expense, after tax and before the impact of U.S. Tax Reform legislation, divided by average capital employed. Average capital employed is defined as average stockholders’ equity plus average debt less average cash. Adjusted Cash Flow before Financing is defined as cash from operating activities less cash from investing activities, excluding the approximately $80m impact of an unplanned systems-related acceleration of supplier payments in December 2016. For reconciliations from GAAP measurements to non-GAAP measurements, see the following pages.

Non-GAAP Reconciliation 31 _____________________ Note: EBITDA in this investor presentation is provided solely as a supplemental disclosure with respect to operating results. EBITDA does not represent net income (loss), as defined by U.S. GAAP and should not be considered as a substitute for net income or net loss, or as an indicator of operating performance. The Company defines EBITDA as income (loss) before asset impairment charges, income taxes and noncontrolling interest income (loss) plus net interest expense and depreciation and amortization expense. EBITDA is not a measurement under U.S. GAAP and is not necessarily comparable with similarly titled measures of other companies. Trailing 12 Months ($ in millions) Year Ended December 31 Qtr. Qtr. Consolidated 2013 2014 2015 2016 2017 43008 43373 43373 Reconciliation of EBITDA Net income attributable to stockholders $110 $109.8 $74.7 $42.8 $48.6 $16.5 $15.4 $33.5 Nuvera asset impairment 0 0 0 0 4.9000000000000004 0 0 4.9000000000000004 Noncontrolling interest income (loss) 0.2 0.4 0.4 -0.5 0.3 0.2 -0.5 -0.3 Income tax provision (benefit) 17.2 39.9 29.4 -4 44.9 -0.8 -4.7 41.6 Interest expense 9 3.9 4.7 6.7 14.6 6.2 3.6 15.6 Interest income -1.8 -1.1000000000000001 -1.5 -2 -3.6 -2 -0.4 -3 Depreciation and amortization expense 30.2 29.7 28.9 39.1 42.8 10.4 11.6 43.5 EBITDA $164.8 $182.6 $136.6 $82.1 $152.5 $30.5 $25 $135.80000000000001 Trailing 12 Months ($ in millions) Year Ended December 31 Qtr. Qtr. Lift Truck 2013 2014 2015 2016 2017 43008 43373 43373 Reconciliation of EBITDA Net income attributable to stockholders $110 $111.2 $89.3 $66.900000000000006 $71.8 $19.7 $18.7 $56.4 Noncontrolling interest income (loss) 0.2 0.4 0.4 -0.5 -0.4 0 -0.7 -0.9 Income tax provision 17.2 40.700000000000003 39.4 12.2 59.4 2.6 -0.6 53.7 Interest expense 9 3.9 4.7 6.9 13.9 6.1 3.5 14.9 Interest income -1.8 -1.1000000000000001 -1.5 -3 -3.7 -2.1 -0.4 -3 Depreciation and amortization expense 30.2 29.6 27.3 28.1 29.6 7.3 9.1999999999999993 32 EBITDA $164.79999999999998 $184.70000000000002 $159.6 $110.60000000000002 $170.6 $33.599999999999994 $29.7 $153.1

Non-GAAP Reconciliation (continued) 32 _____________________ Note: EBITDA in this investor presentation is provided solely as a supplemental disclosure with respect to operating results. EBITDA does not represent net income (loss), as defined by U.S. GAAP and should not be considered as a substitute for net income or net loss, or as an indicator of operating performance. The Company defines EBITDA as income (loss) before asset impairment charges, income taxes and noncontrolling interest income (loss) plus net interest expense and depreciation and amortization expense. EBITDA is not a measurement under U.S. GAAP and is not necessarily comparable with similarly titled measures of other companies. ($ in millions) Trailing 12 Months Year Ended December 31 Qtr. Qtr. Nuvera 2014 2015 2016 2017 43008 43373 43373 Reconciliation of EBITDA Net loss attributable to stockholders $-1.4 $-14.6 $-23.8 $-26.7 $-4.9000000000000004 $-6.4 $-30.4 Nuvera asset impairment 0 0 0 4.9000000000000004 0 0 4.9000000000000004 Income tax benefit -0.8 -10 -15.8 -15.3 -3.2 -2.6 -12 Interest expense 0 0 0 0 0 0 0 Interest income 0 0 0 0 0 0 0 Depreciation and amortization expense 0.1 1.6 1.5 2 0.4 0.2 1.2 EBITDA $-2.1 $-23 $-38.1 $-35.099999999999994 $-7.7000000000000011 $-8.8000000000000007 $-36.299999999999997 9 Months Ended December 31 Year Ended December 31 Qtr. Qtr. Trailing 12 Months ($ in millions) Bolzoni 2016 2017 43008 43373 43373 Reconciliation of EBITDA Net income attributable to stockholders $-0.3 $3.9 $1.9 $1.4 $6 Noncontrolling interest income 0 0.7 0.2 0.2 0.6 Income tax provision (benefit) -0.4 1 -0.2 0.1 1.7 Interest expense 0.8 0.8 0.2 0.1 0.8 Interest income 0 0 0 0 -0.1 Depreciation and amortization expense 9.5 11.2 2.7 2.2000000000000002 10.3 EBITDA $9.6 $17.599999999999998 $4.8000000000000007 $4 $19.3

Non-GAAP Reconciliation (continued)

($ in millions)

Reconciliation of Return on Total Capital Employed / Adjusted Return on Capital Employed (ROTCE)

	Consolidated	Lift Truck[1]	Nuvera	Bolzoni
	LTM 9/30/18			
Average Stockholders' Equity (9/30/18, 6/30/18, 3/31/18, 12/31/17, and 9/30/17)	$566.3	$631.0	$15.8	$128.2
Average Debt (9/30/18, 6/30/18, 3/31/18, 12/31/17, and 9/30/17)	287.6	244.8	0.9	48.1
Average Cash (9/30/18, 6/30/18, 3/31/18, 12/31/17, and 9/30/17)	(192.1)	(369.6)	(0.1)	(11.5)
Average capital employed	**$661.7**	**$506.2**	**$16.6**	**$164.8**
Net income (loss)	$33.5	$56.4	$(30.4)	$6.0
Plus: Interest expense, net	12.6	11.9	-	0.7
Less: Income taxes on interest expense, net at 38%	(4.8)	(4.5)	-	(0.3)
Actual return on capital employed = actual net income (loss) before interest expense, net, after tax	**$41.3**	**$63.8**	**$(30.4)**	**$6.4**
Plus: Income tax expense impact of U.S. Tax Reform	38.2	36.4	1.6	0.2
Less: U.S. Tax Reform impact on equity earnings	(19.8)	(19.8)	-	-
Adjusted return on capital employed = Actual return on capital employed less impact of U.S. tax reform	**$59.7**	**$80.4**	**$(28.8)**	**$6.6**
Actual return on capital employed percentage	**6.2%**	**12.6%**	**n/m**	**3.9%**
Adjusted return on capital employed percentage	**9.0%**	**15.9%**	**n/m**	**4.0%**

Note: Return on capital employed is provided solely as a supplemental disclosure with respect to income generation because management believes it provides useful information with respect to earnings in a form that is comparable to the Company's cost of capital employed, which includes both equity and debt securities, net of cash.

(1) Lift Truck return on capital employed excludes the average initial investment of $99.3 million for the acquisition of Bolzoni and continuing average investments of $89.8 million in Nuvera. Investment numbers are based on a 5-point average.

Solutions that DRIVE Productivity

33

HYSTER-YALE MATERIALS HANDLING

Cash Flow before Financing Calculation 34 Consolidated ($ in millions) Year Ended December 31 Qtr. Trailing 12 Months 2013 2014 2015 2016 2017 9/30/2018 9/30/2018 Reconciliation of Cash Flow before Financing Net cash provided by (used for) operating activities $152.9   $100.0   $89.4   $(48.9)   $164.7 $40.3   $99.7 Net cash used for investing activities (26.1) (44.4) (31.3) (145.1) (47.3) (7.8) (114.0) Cash Flow before Financing $126.8   $55.6   $58.1   $(194.0)   $117.4 $32.5   ($14.3) Impact of accelerated supplier payments - - - 80.0 (80.0) - - Adjusted Cash Flow before Financing $126.8   $55.6   $58.1   $(114.0)   $37.4 $32.5   ($14.3)

35 Supplemental Information

The History of Hyster-Yale and its brands

HYSTER

HYSTER-YALE GROUP

1875 Yale Lock Mfg. broadens its scope into materials handling

1920 Yale and Towne launched a new battery powered low-lift platform truck

1929 Hyster founded in Portland, Oregon as the Willamette Ersted Company

1944 Company name officially changed to Hyster Company

1950 Yale added gas, LP gas and diesel-powered fork lift trucks to its range

1959 Hyster introduces the famous Monotrol® pedal

First Hyster container handling trucks

1963 Yale forklift truck business merges with Eaton Mfg. Industrial Truck Division

1971 Yale forges a partnership with Sumitomo Ltd

1985 Yale acquired by NACCO Industries

1989 Hyster acquired by NACCO Industries

1989 **Hyster and Yale merge to form NACCO Materials Handling Group (NMHG)**

2011 **NMHG introduces the UTILEV® lift truck for the utility segment of the market**

2012 **Hyster-Yale formed as independent public company following spin-off by NACCO**

2014 **NMHG, HY's operating company, acquires Nuvera to enter the fast-growing hydrogen fuel cell market**

2016 **NMHG renamed Hyster-Yale Group**

HY completes acquisition of 100% of Bolzoni S.p.A.

June 2018 **HY acquires a 75% interest in Zhejiang Maximal Forklift Company Limited – renamed HY Maximal**

Yale

UTILEV® THE UTILITY LIFT TRUCK™

NUVERA®

BOLZONI The Material Handling Group

Solutions that DRIVE Productivity

36

HYSTER-YALE MATERIALS HANDLING

Hyster-Yale's Global Footprint



Danville, Illinois
Parts Distribution Center
Homewood, Illinois
Attachment Manufacture
Irvine, Scotland
European Administration Center
Frimley, UK
Division Headquarters; Engineering Concept Centre
Gävle, Sweden
Commercial Subsidiary
Järvenpää, Finland
Attachment Manufacture
Moscow, Russia
Commercial Subsidiary
Hebei, China
Fork Manufacture
Wuxi, China
Attachment Manufacture
Fairview, Oregon
Counterbalanced Development Center; Administration Center
Cleveland, Ohio
Corporate Headquarters
Craigavon, N. Ireland
Lift Truck Manufacture
Lublin, Poland
Commercial Subsidiary
Obu, Japan (JV)
Lift Truck Manufacture; Parts Distribution
Warrington, UK
Commercial Subsidiary
Helmond, Netherlands
Commercial Subsidiary
Sulligent, Alabama
Component Manufacture
Pointe-Claire, Canada
Commercial Subsidiary
Shanghai, China (JV)
Lift Truck Manufacture; Parts Distribution; China Marketing and Administration Center
Chessy, France
Commercial Offices
Nijmegen, Netherlands
Lift Truck Manufacture; Big Truck Development Center; Parts Distribution Center
Tyler, Texas
HY Telematics
Billerica, Massachusetts
Fuel Cell Business Headquarters; Research and Development; Manufacturing and Sales
Montcarda/Reixac, Spain
Commercial Subsidiary
Ramos Arizpé, Mexico
Fabrication Manufacture
Salzgitter, Germany
Attachment Manufacture
Hefei, China
Supply Chain Center
Forbach, France
Commercial Subsidiary
Berea, Kentucky
Lift Truck Manufacture
Weeze, Germany
Experience & Test Center
Hangzhou, China (JV)
Lift Truck Manufacture (Maximal)
Greenville, North Carolina
Division Headquarters; Lift Truck Manufacture; Warehouse Development Center
Neu-Isenburg, Germany
Commercial Offices
Charlotte, North Carolina
Experience Center
Korschenbroich, Germany
Commercial Subsidiary
Cavite, Philippines (JV)
Fabrication Manufacture
Pune, India
Engineering, Supply Chain and Marketing Center
San Donato, Italy
European Offices; Research & Development; Testing Facilities
Masate, Italy
Lift Truck Manufacture; European Warehouse Development Center
Hanoi, Vietnam (JV)
Component Manufacture
Kuala Lumpur, Malaysia
Asia Support Office
Piacenza, Italy
Bolzoni Headquarters; Attachment, Lift Table and Fork Manufacture
Prato, Italy
Attachment Manufacture
Sydney, Australia
Division Headquarters; Parts Distribution
Itu, Brazil
Lift Truck Manufacture; Parts Distribution Center
Barueri, Brazil
Brazil Marketing and Administration Center
LEGEND:
Lift Truck Business locations
Fuel Cell Business (Nuvera) locations
Attachment Business (Bolzoni) locations
Global Headquarters
Prestons/Sydney, Australia
Commercial Subsidiary

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HYSTER-YALE MATERIALS HANDLING

Overview and Sources of Revenue

A leading global lift truck manufacturer in terms of units sold

#4 Globally in 2017	Large installed lift truck base that drives parts sales	HY sales of ~ 100,200 lift truck units in LTM 9/30/18	Additional > 6,800 lift truck units sold in Japan in 2017
	Over 830,000 units worldwide at 12/31/17	*~90,400 units sold – produced in HY plants* *~2,000 units sold (1)– produced by HY Maximal* *~ 7,800 units sold – produced by JV or other third parties*	*Direct sales by JV partner*

2017 Worldwide Sales by Product



Service, Rental & Other 5%
Aftermarket 13%
Bolzoni 5%
ICE Units 48%
(2)
Electric Units 29%

2017 Retail Lift Truck Shipments by End Market (3)



Natural Resources & Materials 14%
Food and Beverage 23%
Durable Goods 11%
Consumer and Business Trades 13%
Logistics 14%
Short-term Rental 12%
Manufacturing 13%

2017 Lift Truck Distribution Channel Mix



National Accounts 17%
Independent Dealers 83%

(1) Units sold by Hyster-Yale Maximal since acquisition on June 1, 2018.
(2) Includes Big Truck sales that represent 12.6% of total sales.
(3) Represents Hyster-Yale North American Lift Truck unit shipments by industry.

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HYSTER-YALE MATERIALS HANDLING

Historical Consolidated Revenue 39 ’04 – ’17: 2.6% CAGR ($ in millions)

Lift Truck Unit Class Shipments

Industry Units by Geography



Asia-Pacific 7%
Middle East & Africa 3%
Japan 6%
Europe 33%
China 29%
Americas 22%

Source: WITS. LTM 9/30/18 Orders Reports.

Industry Units by Class



Class 1 Electric 17%
Class 2 Electric 9%
Class 5 ICE 35%
Class 3 Electric 36%
Class 4 ICE 3%

Source: WITS. LTM 9/30/18Orders Reports.
ICE = Internal Combustion Engine

Industry Unit Revenue by Class

Estimated Industry Revenue Mix



Class 1 Electric 19%
Class 2 Electric 11%
Class 5 ICE 56%
Class 3 Electric 10%
Class 4 ICE 4%

Source: Internal Company estimates

HY Lift Truck Units Sold by Geography



China 5%
Asia-Pacific/ Japan 4%
EMEA 29%
Americas 62%

Source: Company: LTM 9/30/18 Units Shipped
Note: Units sold direct by SN JV are not included

HY Lift Truck Units by Class[1]



Class 1 Electric 20%
Class 2 Electric 9%
Class 5 ICE 33%
Class 3 Electric 30%
Class 4 ICE 8%

Source: Company: LTM 9/30/18 Units Shipped
Note: Units sold direct by SN JV are not included
ICE = Internal Combustion Engine

HY Lift Truck Unit Revenue by Class[1]



Class 1 Electric 20%
Class 2 Electric 9%
Class 5 ICE 52%
Class 3 Electric 7%
Class 4 ICE 12%

Source: Company: LTM 9/30/18 Unit Revenues

(1) Graphs exclude the 2,000 units sold by Hyster-Yale Maximal since acquisition on June 1, 2018.

Solutions that DRIVE Productivity
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HYSTER-YALE MATERIALS HANDLING

Secular Shift in Product Mix Market 2017 _____________________ Source: WITS. Orders Reports. ICE = Internal Combustion Engine Utility = HYG Estimates DRIVERS: Customer shift Growth of warehousing and logistics Environmental, health and safety Evolving technologies Growth in emerging markets Previous Peak 2007 41

Japan Western Europe Eastern Europe Brazil North America Middle East & Africa Latin America (excluding Brazil) Asia (excluding China & Japan) China ( 3 & 12 months rate of change trend) Global Lift Truck Market Rates of Change _____________________ Source: WITS. Bookings Reports. 42

Lift Truck Market Size Data 43

Our Long-Term Philosophy 44 Long-term growth Long-term shareholders Shareholder protection Senior management incentivized as long-term shareholders Increase shareholder value Return on Capital Employed and Market Share Increase focus

Our Investment in R&D Lift Truck R&D Investment 2.6% 2.7% 2.9% 2.9% 2.7% % of Revenue $ in millions Product Development Target - 2.5% of Sales Actions to Achieve Target Increase revenue Modular architecture India and China development centers Process automation Co-located suppliers 45

Building a Platform to Grow in Emerging Markets with Hyster-Yale Maximal Forklift [Zhejiang] Co., Ltd.

maximal

- Established in 2006 in Fuyang District / Founder: Mr. JinHong Lu
- 600 employees and 1.4 million ft^2 office and factory
- Original Equipment Manufacturer with design, manufacture, sales and service operations
- Full production capabilities including fabrication, weld, paint & assembly
- Domestic and export sales, with globally respected product, brand and distribution

2017 Performance

Volume: 6,765 units

Revenue: $77M

Op Profit: 4.2%

13% Growth in Revenue

25% Growth in Bookings

Source: Audited 2017 financials, Chinese statutory report for all except bookings growth, which is unaudited

HYSTER-YALE MAXIMAL

海斯特美科斯叉车

On June 1, 2018, invested $90 Million for 75% controlling interest

- 25% ownership remains with seller and new company CEO
- HY will pay up to an additional $10 Million after 3 years as incentive to the seller
- **With increased China presence, HY is also Establishing a China-based Emerging Market Development Center**

Impact of Investment:

- Contributed $26.2m in sales and generated a $2.2m loss since acquisition
- Expand low-cost, global manufacturing capabilities
- Enhance access to competitive component sourcing
- Strengthen utility and standard product portfolio
- Enhance presence in China market and global utility and standard segments
- Increase core brand share, and global group unit volume
- Deliver accretive earnings by 2020 and contribute to Company's achievement of 7% operating profit margin*

*Estimate does not include the impact of the $10M incentive payout or any potential purchase price accounting adjustments recorded after acquisition.

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Near Term Synergy Plan 47 Consolidate existing China operations Insource and expand manufacturing Leverage low cost sourcing Introduce HY expertise Implement HY best practices Emerging Market Development Center Fuyang, China HY Independent Global Distribution Maximize coverage Maintain two channels to target diverse markets Optimize product line-up Apply Hyster-Yale expertise to enhance dealer performance Maximal Global Distribution OPERATIONS DEVELOPMENT DISTRIBUTION Leverage local design expertise and regional supply base to deliver right specification at right price Product Development for: Emerging markets Global utility and standard product segments Rationalize Operations Improve Operations Enhance Development Optimize Distribution Leverage Cost Advantage Expand Products

Projected Investment Return Summary 48 October 2018 updated estimate based on: 2018 YTD performance, including purchase price accounting adjustments Confirmation of additional global synergies October ‘18 Estimate Impact on Annual Global Hyster-Yale Earnings May ‘18 Investment Case *Graphic does not include impact of the $10M incentive payout

Bolzoni Revenue by Product Line – LTM Q3 2018 49 Other Revenues 5% Forks 15% Lift Table 5% Attachments 75% $199.7M

50 Lift Truck Manufacturers – OEM Lift Truck & Material Handling Dealers 2017 CUSTOMER MIX Bolzoni Strategy: Enhance Strong OEM Relationships Managed as separate business segment Separation to maintain OEM information integrity Sales outside of Italy = 86.5% of 2017 Global Sales

Bolzoni Strategy: Synergies with HY 51 Develop Bolzoni as global supplier of attachments & forks to HY globally Accelerate growth of attachment business in North America Leverage Bolzoni manufacturing capacity Achieve procurement and logistics cost savings Increase sales of HY forklift & Bolzoni attachments by creating high-quality product package GROWTH Promote through HY distribution system

Fuel Cell Solution Growth Opportunities 52 N. America electric trucks sold per year 175,000+ 25-50% Estimated up to can benefit from fuel cell solutions Global 850,000+ electric trucks sold per year DOE reported North America (1) Population of Fuel Cell Powered Lift Trucks in North America Trend in population of fuel cell powered lift trucks in North America expected to continue (1) Source: DOE Hydrogen and Fuel Cells Program Record. Record #18002. May 30, 2018 (2) 2017 is the most recent DOE data available at time of publication. (2)

Integrators OEM’s Speed to Market Close to customer Quality Control Control of IP Long term partnership Custom design and development IP Transfer/ sharing Economies of scale 53 Business Development Approach Nuvera L3 Fuel Cell Hybrid Vehicle L2 Fuel Cell Engine L1 Fuel Cell Module L0 Fuel Cell Stack L3 Fuel Cell Hybrid Vehicle L2 Fuel Cell Engine L1 Fuel Cell Module L0 Fuel Cell Stack

Expansion of Product Line 54 Demonstration in critical port application in California Performance benefits Metal plates – higher durability High power density Open flow field – improved fuel efficiency Modular, easily integrated solution 2019 Heavy duty engine Leverage experience from HY supply Scale up manufacturing capability Planned localization for China market (post-2019) Shown: Hyster 1150HD CH ICE configuration

China Market Research and Engagement 55 Engaged China-based market research and segmentation study Significant government incentives driving market interest Several companies are early entrants, but market open to other partners Nuvera technology is a strong fit at a competitive cost Engaging with the Chinese Hydrogen Fuel Cell Industry and Businesses China Central Government Roadmap 2020 2025 2030 Vehicles Deployed 5,000 Public Transport 50,000 Public Transport Private Application 1 million Total Units Hydrogen Fueling Stations 100 300 1,000 Attended the Second China International Hydrogen & Fuel Cell 2017 Conference and Exhibition Attended the 8th China International New Energy Vehicle 2018 Forum

A Solid Investment Option 56 HYSTER-YALE Strong Balance Sheet Cash Generation & Commitment to Shareholder Return Investment & Growth in Game Changing Technologies Leading Products & Market Position Strategies to Gain Share in all Segments & Markets Customer Focused & Solutions Oriented Strong Return on Capital